Exhibit 10.18
Forms of agreements
available for
stock-based awards
issued under the
T. Rowe Price Group, Inc.
2001 and 2004
Stock Incentive Plans

-i-

T. ROWE PRICE GROUP, INC.
[2001] [2004] STOCK INCENTIVE PLAN
STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING OPTION GRANTS (INCENTIVE STOCK OPTIONS)
Effective: September 6, 2007

     This Statement of Additional Terms and Conditions Regarding the Option Grants (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2004 Stock Incentive Plan (the “Plan”) are incorporated into your grant of an incentive stock option, the specifics of which are described on the “Notice of Grant of Stock Options and Option Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your grant of an incentive stock option. That contract is referred to in this document as the “Agreement.”
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Stock Option Exercise Rights.
         (a) So long as your Service is continuous from the date of grant through the applicable date upon which vesting is scheduled to occur, your stock option will become exercisable in installments, for the number of shares so specified, on the vesting dates set forth in the correlating Notice.
         (b) The Committee may in its discretion accelerate the time at which the stock option may be exercised.
         (c) To the extent not exercised, installments will accumulate and be exercisable by you, in whole or in part, at any time before the stock option expires or is otherwise terminated.
         (d) No less than 100 shares of T. Rowe Price Group common stock may be purchased upon any one exercise of the stock option unless the number of shares purchased at such time is the total number of shares in respect of which the stock option is then exercisable.
         (e) In no event will the stock option be exercisable for a fractional share.
     3. Method of Exercising Option and Payment of Purchase Price.
         (a) To exercise the stock option, you must deliver to the Company, from time to time, on any business day after the stock option has become exercisable and before it expires or otherwise terminates, an Exercise Notice specifying the number of shares you then desire to purchase and pay the aggregate purchase price for the shares specified in the Exercise Notice. The purchase price may be paid:
         (i) by cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the aggregate purchase price for the number of shares specified in the Exercise Notice, such payment to be delivered with the Exercise Notice;
         (ii) unless limited by the Committee, by tender of shares of T. Rowe Price Group common stock with a value (determined in accordance with paragraph 3(c)) equal to or less than the aggregate purchase price plus cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the aggregate purchase price exceeds the value of such shares of T. Rowe Price Group common stock (determined in accordance with paragraph 3(c));
         (iii) by broker-assisted cashless exercise in accordance with procedures satisfactory to the Committee; or
         (iv) by a combination of these methods.
In the case of payment in shares of T. Rowe Price Group common stock, such payment must be made by no later than the end of the first business day after the Exercise Date, by delivery of the necessary share certificates, with executed stock powers attached, or transfer instructions, in the case of shares held in street name by a bank, broker, or other nominee, to the Company or by attestation of ownership in a form satisfactory to the Company, and in each case coupled with payment of any additional amount in cash or in one of the specified forms of acceptable cash equivalents for the balance of the aggregate purchase price.
         (b) Within three business days after the Exercise Date and subject to the receipt of the aggregate purchase price and withholding taxes, to the extent required by the Company, the Company will issue to you the number of shares of T. Rowe Price Group common stock with respect to which the stock option shall be so exercised. Unless and until you request the Company to deliver a share certificate to you, or deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares that you purchased through exercise of the stock option in uncertificated book entry form.

         (c) For purposes of paragraph 3(a), unless determined otherwise by the Committee in accordance with the Plan, the value of shares of T. Rowe Price Group common stock tendered to exercise the stock option will be the last-reported sale price of such shares on The NASDAQ Stock Market on the Exercise Date, or, if the T. Rowe Price Group common stock is not quoted on The NASDAQ Stock Market on the Exercise Date, as otherwise determined by the Committee in accordance with the Plan.
         (d) The Committee may in its discretion place limitations on the extent to which shares of T. Rowe Price Group common stock may be tendered by you as payment of the purchase price pursuant to paragraph 3(a) hereof. There are no provisions in this Agreement for the granting of a replenishment option with respect to any shares of T. Rowe Price Group common stock tendered upon the exercise of the stock option.
         (e) In the sole discretion of the Committee, the Company may in lieu of requiring the exercise of the stock option and the payment of the aggregate purchase price, authorize the payment of cash to you in an amount equal to the market value of shares of T. Rowe Price Group common stock subject to the stock option less the aggregate purchase price in exchange for the cancellation of the stock option.
     4. Exercisability Upon the Occurrence of Certain Events. Notwithstanding any provisions limiting exercisability in whole or in part, and unless the Committee shall have otherwise determined (within the limits specified in this paragraph) to revoke or to limit, in its sole and conclusive discretion, the acceleration provided for herein, the stock option will become exercisable in full immediately following the date on which the Committee no longer may revoke or modify the acceleration contemplated by this paragraph and shall remain exercisable for a one-year period thereafter. After the expiration of any such one-year period, the stock option shall remain exercisable only to the extent, if any, provided in this Agreement without taking into consideration the effect of this paragraph. The Committee’s discretion to revoke or limit the acceleration contemplated by this paragraph may be exercised at any time before or within 20 business days after the Effective Date or the Approval Date, as applicable; provided, however, that such discretion to revoke or limit the acceleration may not be exercised after the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company. In the event the Approval Date and an Effective Date arise from substantially identical facts and circumstances (as determined by the Committee in its sole discretion) and unless the Committee shall have determined to limit the effect of this sentence, such one-year period (and the 20-day period referred to in the immediately preceding sentence) shall commence only once and upon the first to occur of the Approval Date or the Effective Date.
     5. Termination.
         (a) If your Service with the Company ceases for any reason other than death, the portion of the stock option, if any, that is then unexercisable, after giving effect to any acceleration by the Committee pursuant to paragraph 2(c), will terminate immediately upon such cessation.
         (b) The stock option, to the extent not earlier exercised or terminated, will terminate and be of no force or effect upon the first occurrence of any one of the following events:
         (i) The expiration date set forth in the Notice;
         (ii) The expiration of 30 days after termination of your Service with the Company, except in the case of your death or retirement with the consent of the Company. During such 30-day period, you will have the right to exercise the stock option only to the extent exercisable on the date of termination of your Service;
         (iii) The expiration of 13 months after the date of your retirement with the consent of the Company. During such 13-month period you will have the right to exercise the stock option to the extent the right to exercise it has accrued prior to your retirement but has not been exercised prior to such retirement, subject, in addition, however, to acceleration by the Committee pursuant to paragraph 2(c); or
         (iv) The expiration of 13 months after your date of death if you die (i) while you are in the Service of the Company or (ii) within the period of time after your termination of Service due to retirement or otherwise during which you were entitled to exercise the stock option. During such 13-month period your estate, personal representative or beneficiary will have the right to exercise the stock option in full if you died while in the Service of the Company; otherwise your estate, personal representative or beneficiary will have the right to exercise the stock option during such 13-month period to the extent that the right to exercise had accrued prior to your termination of Service but had not been exercised prior to your death.
         (c) Retirement at your normal retirement date or at an optional retirement date in accordance with the provisions of a retirement plan of the Company under which you are then covered will constitute a retirement with the consent of the Company for the purposes of this Agreement. The Committee has absolute and uncontrolled discretion to determine whether any other termination of your employment is to be considered as retirement with the consent of the Company for the purposes of this Agreement and whether an authorized leave of absence or absence on military or government service or otherwise shall constitute a termination of employment for the purposes of this Agreement. Employment by the Company will be deemed to include employment of you by, and to continue during any period in which you are in the employ of, an Affiliate of the Company. Unless determined otherwise by the Committee, if the Affiliate with which you are employed ceases to be an entity in which the Company maintains a proprietary interest by reason of stock ownership or otherwise, you will be considered to have had a termination of employment for purposes of this Agreement upon such cessation. Any determination made by the Committee with respect to any matter referred to in this paragraph 5 will be final and conclusive on all persons affected thereby.
     6. Non-Guarantee of Employment. Nothing in the Plan or this Agreement shall alter your at-will or other employment status with the Company, nor be construed as a contract of employment between the Company and you, or as a contractual right of you to continue in the employ of the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any portion of the stock option or any other adverse effect on your interests under the Plan.

     7. Assignability. This stock option is not transferable by you otherwise than by will or the laws of descent and distribution and is exercisable during your lifetime only by you. No assignment or transfer of this stock option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this stock option the same will terminate and be of no force or effect.
     8. The Company’s Rights. The existence of this stock option will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.
     9. Recapitalization. The shares with respect to which this stock option is granted are shares of the T. Rowe Price Group common stock as constituted on the date of this Agreement, but if, and whenever, prior to the delivery by the Company of all of the shares of T. Rowe Price Group common stock with respect to which this stock option is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of T. Rowe Price Group common stock outstanding, without receiving compensation therefor in money, services or property, then (a) in the event of any increase in the number of such shares outstanding, the number of shares of T. Rowe Price Group common stock then remaining subject to this stock option will be proportionately increased (except that any fraction of a share resulting from any such adjustment will be excluded from the operation of this Agreement), and the cash consideration payable per share will be proportionately reduced, and (b) in the event of a reduction in the number of such shares outstanding, the number of shares of T. Rowe Price Group common stock then remaining subject to this stock option will be proportionately reduced (except that any fractional share resulting from any such adjustment will be excluded from the operation of this Agreement), and the cash consideration payable per share will be proportionately increased.
     10. Merger and Consolidation. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company is the surviving or resulting corporation, you will, at no additional cost, be entitled upon any exercise of this stock option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this stock option shall then be so exercised, the number and class of shares of stock or other securities to which you would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, you had been the holder of record of a number of shares of T. Rowe Price Group common stock equal to the number of shares as to which such stock option shall be so exercised; provided, that anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or upon any merger or consolidation, in which the Company is not the surviving or resulting corporation, this stock option will terminate and be of no force or effect, except to the extent that such surviving or resulting corporation may issue a substituted option.
     11. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken.
     12. No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the shares of T. Rowe Price Group common stock subject to the stock option until such shares have been issued to you upon the due exercise of the stock option. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such shares are issued to you.
     13. Amendments. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements granting options to purchase shares of T. Rowe Price Group common stock pursuant to the Plan which are in effect and not wholly exercised at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company will give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.

     14. Notice. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     15. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the stock option, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     16. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the stock option granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the stock option granted hereunder shall be void and ineffective for all purposes.
     17. Provisions Concerning Incentive Stock Options.
           (a) Qualified Nature of the Option. This stock option is intended to qualify as an incentive stock option within the meaning of Internal Revenue Code section 422 (“Incentive Stock Option”), to the fullest extent permitted under Internal Revenue Code section 422, and this Agreement shall be so construed. The Company, however, does not warrant any particular tax consequences of the stock option. The aggregate fair market value (determined as of the effective date of this grant) of shares of stock with respect to which all Incentive Stock Options first become exercisable by you in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Internal Revenue Code section 422. To the extent that such aggregate fair market value shall exceed $100,000 or other applicable amount in any calendar year, such stock options shall be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Internal Revenue Code section 422 limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of stock that are to be treated as stock acquired pursuant to the exercise of an Incentive Stock Option and the shares of stock that are to be treated as stock acquired pursuant to a nonstatutory stock option by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company or by any other appropriate notation in the records of the Company.
     Except with respect to exercise after your death or disability, at all times during the period beginning with the date of the granting of an Incentive Stock Option and ending on the day three months before the date of such exercise, you must be an employee of the Company or a subsidiary, as that term is defined in Internal Revenue Code section 424(f), in order for such option to qualify as an Incentive Stock Option. Therefore, in the event that you retire with the consent of the Company, as provided in paragraph 5 hereof, any part of the Incentive Stock Option which is not exercised within three months of such termination will be exercisable as a nonstatutory stock option for the remainder of the thirteen-month exercise period. Similarly, if the entity with which you are employed ceases to be a subsidiary of the Company, as that term is defined in Internal Revenue Code section 424(f), then the stock option will be treated as a nonstatutory stock option unless exercised within three months of such cessation.
           (b) Notice of Disqualifying Disposition. If you make a disposition (as that term is defined in Internal Revenue Code section 424(c)) of any shares of stock acquired pursuant to this stock option within two years of the date of grant or within one year after the shares are issued to you, you must notify the Company of such disposition in writing within 30 days of the disposition.
     18. Withholding of Taxes.
           (a) At the time the stock option is exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the stock option. The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the stock option. If you do not make such payment when requested, the Company may refuse to issue any stock or stock certificate under the Plan until arrangements satisfactory to the Company for such payment have been made.
           (b) The Company may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the stock option either by electing to have the Company withhold from the shares to be issued upon exercise that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value equal to no more than the amount necessary to satisfy the statutory minimum withholding amount due.
     19. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of paragraph 13 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.

     20. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     21. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby.
     22. No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (i) the grant of a stock option is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Committee; (iii) the value of the stock option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of the stock option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of the stock option ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided this Agreement; (vi) if the underlying stock does not increase in value, this stock option will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if the stock option does not increase in value and you irrevocably release the Company from any such claim that does arise.
     23. Personal Data. For the exclusive purpose of implementing, administering and managing the stock option, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the stock option and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the stock option. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.
     24. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
{Glossary begins on next page}

GLOSSARY
     (a) "Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies, and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
     (b) "Agreement” means the contract consisting of the Notice, the Terms and the Plan.
     (c) "Approval Date” means the date of the approval of the Company’s Board of Directors of an agreement providing for an exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the assets of the Company, or any combination of the foregoing transactions as a result of the consummation of which the persons who were directors of the Company immediately before the transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or the persons who were stockholders of the Company immediately before the Approval Date will own less than a majority of the outstanding voting stock of the Company or any successor to the Company.
     (d) "Change of Control”. A “Change of Control” shall be deemed to have taken place on the date of the earlier to occur of either of the following events: (i) a third party, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of 25% or more of the Company’s outstanding common stock, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or the persons who were stockholders of the Company immediately before the Transaction shall cease to own at least a majority of the outstanding voting stock of the Company or any successor to the Company.
     (e) "Committee” means the Executive Compensation Committee of the Board of Directors of T. Rowe Price Group, Inc. or such committee or committees appointed by the Board to administer the Plan.
     (f) "Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change of Control has occurred, Company shall mean only T. Rowe Price Group, Inc.
     (g) "Effective Date” means the date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs, and if your Service had terminated prior to the date on which the Change of Control occurred, and if it is reasonably demonstrated by you that such termination of Service either was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or otherwise arose in connection with or in anticipation of the Change of Control, then, for all purposes of this Agreement, the term “Effective Date” shall mean the date immediately prior to the date of such termination of Service.
     (h) "Exercise Date” means the business day upon which you deliver to the Company the Exercise Notice and payment of the aggregate purchase price for the shares specified therein in accordance with the requirements of paragraph 3(a); provided that all of the conditions of the Agreement are satisfied.
     (i) "Exercise Notice” means the written notice, in such form as may be required from time to time by the Committee, specifying the number of shares you desire to purchase under the stock option.
     (j) "Notice” means the Notice of Grant of Stock Options and Option Agreement which correlates with these Terms and sets forth the specifics of the applicable stock option grant.
     (k) "Plan” means the T. Rowe Price Group, Inc. 2004 Stock Incentive Plan.
     (l) "Service” means your employment with the Company or any of its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed is not T. Rowe Price Group, Inc. or an Affiliate of T. Rowe Price Group, Inc.
     (m) "You”; “Your”. You means the recipient of the stock option as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the stock option may be transferred by will or by the laws of descent and distribution or otherwise pursuant to the terms of this Agreement, the words “you” and “your” shall be deemed to include such person.
{end of document}

T. ROWE PRICE GROUP, INC.
[2001] [2004] STOCK INCENTIVE PLAN
STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING OPTION GRANTS (NON-QUALIFIED OPTIONS)
Effective: September 6, 2007

     This Statement of Additional Terms and Conditions Regarding the Option Grants (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2004 Stock Incentive Plan (the “Plan”) are incorporated into your grant of a non-qualified stock option, the specifics of which are described on the “Notice of Grant of Stock Options and Option Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your grant of a non-qualified stock option. That contract is referred to in this document as the “Agreement.”
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Stock Option Exercise Rights.
         (a) So long as your Service is continuous from the date of grant through the applicable date upon which vesting is scheduled to occur, your stock option will become exercisable in installments, for the number of shares so specified, on the vesting dates set forth in the correlating Notice.
         (b) The Committee may in its discretion accelerate the time at which the stock option may be exercised.
         (c) To the extent not exercised, installments will accumulate and be exercisable by you, in whole or in part, at any time before the stock option expires or is otherwise terminated.
         (d) No less than 100 shares of T. Rowe Price Group common stock may be purchased upon any one exercise of the stock option unless the number of shares purchased at such time is the total number of shares in respect of which the stock option is then exercisable.
         (e) In no event will the stock option be exercisable for a fractional share.
     3. Method of Exercising Option and Payment of Purchase Price.
         (a) To exercise the stock option, you must deliver to the Company, from time to time, on any business day after the stock option has become exercisable and before it expires or otherwise terminates, an Exercise Notice specifying the number of shares you then desire to purchase and pay the aggregate purchase price for the shares specified in the Exercise Notice. The purchase price may be paid:
         (i) by cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the aggregate purchase price for the number of shares specified in the Exercise Notice, such payment to be delivered with the Exercise Notice;
         (ii) unless limited by the Committee, by tender of shares of T. Rowe Price Group common stock with a value (determined in accordance with paragraph 3(c)) equal to or less than the aggregate purchase price plus cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the aggregate purchase price exceeds the value of such shares of T. Rowe Price Group common stock (determined in accordance with paragraph 3(c));
         (iii) by broker-assisted cashless exercise in accordance with procedures satisfactory to the Committee; or
         (iv) by a combination of these methods.
In the case of payment in shares of T. Rowe Price Group common stock, such payment must be made by no later than the end of the first business day after the Exercise Date, by delivery of the necessary share certificates, with executed stock powers attached, or transfer instructions, in the case of shares held in street name by a bank, broker, or other nominee, to the Company or by attestation of ownership in a form satisfactory to the Company, and in each case coupled with payment of any additional amount in cash or in one of the specified forms of acceptable cash equivalents for the balance of the aggregate purchase price.
         (b) Within three business days after the Exercise Date and subject to the receipt of the aggregate purchase price and withholding taxes, to the extent required by the Company, the Company will issue to you the number of shares of T. Rowe Price Group common stock with respect to which the stock option shall be so exercised. Unless and until you request the Company to deliver a share certificate to you, or deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares that you purchased through exercise of the stock option in uncertificated book entry form.

         (c) For purposes of paragraph 3(a), unless determined otherwise by the Committee in accordance with the Plan, the value of shares of T. Rowe Price Group common stock tendered to exercise the stock option will be the last-reported sale price of such shares on The NASDAQ Stock Market on the Exercise Date, or, if the T. Rowe Price Group common stock is not quoted on The NASDAQ Stock Market on the Exercise Date, as otherwise determined by the Committee in accordance with the Plan.
         (d) The Committee may in its discretion place limitations on the extent to which shares of T. Rowe Price Group common stock may be tendered by you as payment of the purchase price pursuant to paragraph 3(a) hereof. There are no provisions in this Agreement for the granting of a replenishment option with respect to any shares of T. Rowe Price Group common stock tendered upon the exercise of the stock option.
         (e) In the sole discretion of the Committee, the Company may in lieu of requiring the exercise of the stock option and the payment of the aggregate purchase price, authorize the payment of cash to you in an amount equal to the market value of shares of T. Rowe Price Group common stock subject to the stock option less the aggregate purchase price in exchange for the cancellation of the stock option.
     4. Exercisability Upon the Occurrence of Certain Events. Notwithstanding any provisions limiting exercisability in whole or in part, and unless the Committee shall have otherwise determined (within the limits specified in this paragraph) to revoke or to limit, in its sole and conclusive discretion, the acceleration provided for herein, the stock option will become exercisable in full immediately following the date on which the Committee no longer may revoke or modify the acceleration contemplated by this paragraph and shall remain exercisable for a one-year period thereafter. After the expiration of any such one-year period, the stock option shall remain exercisable only to the extent, if any, provided in this Agreement without taking into consideration the effect of this paragraph. The Committee’s discretion to revoke or limit the acceleration contemplated by this paragraph may be exercised at any time before or within 20 business days after the Effective Date or the Approval Date, as applicable; provided, however, that such discretion to revoke or limit the acceleration may not be exercised after the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company. In the event the Approval Date and an Effective Date arise from substantially identical facts and circumstances (as determined by the Committee in its sole discretion) and unless the Committee shall have determined to limit the effect of this sentence, such one-year period (and the 20-day period referred to in the immediately preceding sentence) shall commence only once and upon the first to occur of the Approval Date or the Effective Date.
     5. Termination.
         (a) If your Service with the Company ceases for any reason other than death, the portion of the stock option, if any, that is then unexercisable, after giving effect to any acceleration by the Committee pursuant to paragraph 2(c), will terminate immediately upon such cessation.
         (b) The stock option, to the extent not earlier exercised or terminated, will terminate and be of no force or effect upon the first occurrence of any one of the following events:
         (i) The expiration date set forth in the Notice;
         (ii) The expiration of 30 days after termination of your Service with the Company, except in the case of your death or retirement with the consent of the Company. During such 30-day period, you will have the right to exercise the stock option only to the extent exercisable on the date of termination of your Service;
         (iii) The expiration of 13 months after the date of your retirement with the consent of the Company. During such 13-month period you will have the right to exercise the stock option to the extent the right to exercise it has accrued prior to your retirement but has not been exercised prior to such retirement, subject, in addition, however, to acceleration by the Committee pursuant to paragraph 2(c); or
         (iv) The expiration of 13 months after your date of death if you die (i) while you are in the Service of the Company or (ii) within the period of time after your termination of Service due to retirement or otherwise during which you were entitled to exercise the stock option. During such 13-month period your estate, personal representative or beneficiary will have the right to exercise the stock option in full if you died while in the Service of the Company; otherwise your estate, personal representative or beneficiary will have the right to exercise the stock option during such 13-month period to the extent that the right to exercise had accrued prior to your termination of Service but had not been exercised prior to your death.
         (c) Retirement at your normal retirement date or at an optional retirement date in accordance with the provisions of a retirement plan of the Company under which you are then covered will constitute a retirement with the consent of the Company for the purposes of this Agreement. The Committee has absolute and uncontrolled discretion to determine whether any other termination of your employment is to be considered as retirement with the consent of the Company for the purposes of this Agreement and whether an authorized leave of absence or absence on military or government service or otherwise shall constitute a termination of employment for the purposes of this Agreement. Employment by the Company will be deemed to include employment of you by, and to continue during any period in which you are in the employ of, an Affiliate of the Company. Unless determined otherwise by the Committee, if the Affiliate with which you are employed ceases to be an entity in which the Company maintains a proprietary interest by reason of stock ownership or otherwise, you will be considered to have had a termination of employment for purposes of this Agreement upon such cessation. Any determination made by the Committee with respect to any matter referred to in this paragraph 5 will be final and conclusive on all persons affected thereby.
     6. Non-Guarantee of Employment. Nothing in the Plan or this Agreement shall alter your at-will or other employment status with the Company, nor be construed as a contract of employment between the Company and you, or as a contractual right of you to continue in the employ of the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any portion of the stock option or any other adverse effect on your interests under the Plan.

     7. Assignability. Unless the Committee determines otherwise, you may not transfer this stock option except by will or under the laws of descent and distribution, and only you or your legal representative may exercise this stock option during your lifetime. With the exception of a transfer by will, by the laws of descent and distribution or with express advance consent of the Committee, no assignment or transfer of this stock option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this stock option the same shall terminate and be of no force or effect.
     8. The Company’s Rights. The existence of this stock option will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.
     9. Recapitalization. The shares with respect to which this stock option is granted are shares of the T. Rowe Price Group common stock as constituted on the date of this Agreement, but if, and whenever, prior to the delivery by the Company of all of the shares of T. Rowe Price Group common stock with respect to which this stock option is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of T. Rowe Price Group common stock outstanding, without receiving compensation therefor in money, services or property, then (a) in the event of any increase in the number of such shares outstanding, the number of shares of T. Rowe Price Group common stock then remaining subject to this stock option will be proportionately increased (except that any fraction of a share resulting from any such adjustment will be excluded from the operation of this Agreement), and the cash consideration payable per share will be proportionately reduced, and (b) in the event of a reduction in the number of such shares outstanding, the number of shares of T. Rowe Price Group common stock then remaining subject to this stock option will be proportionately reduced (except that any fractional share resulting from any such adjustment will be excluded from the operation of this Agreement), and the cash consideration payable per share will be proportionately increased.
     10. Merger and Consolidation. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company is the surviving or resulting corporation, you will, at no additional cost, be entitled upon any exercise of this stock option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this stock option shall then be so exercised, the number and class of shares of stock or other securities to which you would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, you had been the holder of record of a number of shares of T. Rowe Price Group common stock equal to the number of shares as to which such stock option shall be so exercised; provided, that anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or upon any merger or consolidation, in which the Company is not the surviving or resulting corporation, this stock option will terminate and be of no force or effect, except to the extent that such surviving or resulting corporation may issue a substituted option.
     11. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken.
     12. No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the shares of T. Rowe Price Group common stock subject to the stock option until such shares have been issued to you upon the due exercise of the stock option. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such shares are issued to you.
     13. Amendments. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements granting options to purchase shares of T. Rowe Price Group common stock pursuant to the Plan which are in effect and not wholly exercised at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company will give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.
     14. Notice. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     15. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the stock option, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.

     16. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the stock option granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the stock option granted hereunder shall be void and ineffective for all purposes.
     17. Non-Qualified Nature of the Option.
     The stock option granted under this Agreement shall not be treated as an incentive stock option within the meaning of Internal Revenue Code section 422.
     18. Withholding of Taxes.
           (a) At the time the stock option is exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the stock option. The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the stock option. If you do not make such payment when requested, the Company may refuse to issue any stock or stock certificate under the Plan until arrangements satisfactory to the Company for such payment have been made.
           (b) The Company may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the stock option either by electing to have the Company withhold from the shares to be issued upon exercise that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value equal to no more than the amount necessary to satisfy the statutory minimum withholding amount due.
     19. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of paragraph 13 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     20. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     21. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby.
     22. No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (i) the grant of a stock option is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Committee; (iii) the value of the stock option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of the stock option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of the stock option ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided this Agreement; (vi) if the underlying stock does not increase in value, this stock option will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if the stock option does not increase in value and you irrevocably release the Company from any such claim that does arise.
     23. Personal Data. For the exclusive purpose of implementing, administering and managing the stock option, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the stock option and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the stock option. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.
     24. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
{Glossary begins on next page}

GLOSSARY
     (a) "Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies, and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
     (b) "Agreement” means the contract consisting of the Notice, the Terms and the Plan.
     (c) "Approval Date” means the date of the approval of the Company’s Board of Directors of an agreement providing for an exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the assets of the Company, or any combination of the foregoing transactions as a result of the consummation of which the persons who were directors of the Company immediately before the transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or the persons who were stockholders of the Company immediately before the Approval Date will own less than a majority of the outstanding voting stock of the Company or any successor to the Company.
     (d) "Change of Control”. A “Change of Control” shall be deemed to have taken place on the date of the earlier to occur of either of the following events: (i) a third party, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of 25% or more of the Company’s outstanding common stock, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or the persons who were stockholders of the Company immediately before the Transaction shall cease to own at least a majority of the outstanding voting stock of the Company or any successor to the Company.
     (e) "Committee” means the Executive Compensation Committee of the Board of Directors of T. Rowe Price Group, Inc. or such committee or committees appointed by the Board to administer the Plan.
     (f) "Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change of Control has occurred, Company shall mean only T. Rowe Price Group, Inc.
     (g) "Effective Date” means the date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs, and if your Service had terminated prior to the date on which the Change of Control occurred, and if it is reasonably demonstrated by you that such termination of Service either was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or otherwise arose in connection with or in anticipation of the Change of Control, then, for all purposes of this Agreement, the term “Effective Date” shall mean the date immediately prior to the date of such termination of Service.
     (h) "Exercise Date” means the business day upon which you deliver to the Company the Exercise Notice and payment of the aggregate purchase price for the shares specified therein in accordance with the requirements of paragraph 3(a); provided that all of the conditions of the Agreement are satisfied.
     (i) "Exercise Notice” means the written notice, in such form as may be required from time to time by the Committee, specifying the number of shares you desire to purchase under the stock option.
     (j) "Notice” means the Notice of Grant of Stock Options and Option Agreement which correlates with these Terms and sets forth the specifics of the applicable stock option grant.
     (k) "Plan” means the T. Rowe Price Group, Inc. 2004 Stock Incentive Plan.
     (l) "Service” means your employment with the Company or any of its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed is not T. Rowe Price Group, Inc. or an Affiliate of T. Rowe Price Group, Inc.
     (m) "You”; “Your”. You means the recipient of the stock option as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the stock option may be transferred by will or by the laws of descent and distribution or otherwise pursuant to the terms of this Agreement, the words “you” and “your” shall be deemed to include such person.
{end of document}

T. ROWE PRICE GROUP, INC.
[2004] STOCK INCENTIVE PLAN
STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING REPLENISHMENT OPTION GRANTS
(EMPLOYEES)
Effective: September 6, 2007

     This Statement of Additional Terms and Conditions Regarding Replenishment Option Grants (the "Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2004 Stock Incentive Plan (the "Plan”) are incorporated into your grant of a non-qualified stock option, the specifics of which are described on the “Notice of Grant of Replenishment Stock Options and Option Agreement” (the "Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your grant of a non-qualified stock option. That contract is referred to in this document as the “Agreement.”
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Stock Option Exercise Rights.
         (a) This stock option is immediately exercisable in full and may be exercised by you, in whole or in part, at any time before the stock option expires or is otherwise terminated.
         (b) No less than 100 shares of T. Rowe Price Group common stock may be purchased upon any one exercise of the stock option unless the number of shares purchased at such time is the total number of shares in respect of which the stock option is then exercisable.
         (c) In no event will the stock option be exercisable for a fractional share.
         (d) In no event will any additional replenishment options be granted upon the exercise of this stock option.
     3. Method of Exercising Option and Payment of Purchase Price.
         (a) To exercise the stock option, you must deliver to the Company, from time to time, on any business day after the stock option has become exercisable and before it expires or otherwise terminates, an Exercise Notice specifying the number of shares you then desire to purchase and pay the aggregate purchase price for the shares specified in the Exercise Notice. The purchase price may be paid:
         (i) by cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the aggregate purchase price for the number of shares specified in the Exercise Notice, such payment to be delivered with the Exercise Notice;
         (ii) unless limited by the Committee, by tender of shares of T. Rowe Price Group common stock with a value (determined in accordance with paragraph 3(c)) equal to or less than the aggregate purchase price plus cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the aggregate purchase price exceeds the value of such shares of T. Rowe Price Group common stock (determined in accordance with paragraph 3(c));
         (iii) by broker-assisted cashless exercise in accordance with procedures satisfactory to the Committee; or
         (iv) by a combination of these methods.
In the case of payment in shares of T. Rowe Price Group common stock, such payment must be made by no later than the end of the first business day after the Exercise Date, by delivery of the necessary share certificates, with executed stock powers attached, or transfer instructions, in the case of shares held in street name by a bank, broker, or other nominee, to the Company or by attestation of ownership in a form satisfactory to the Company, and in each case coupled with payment of any additional amount in cash or in one of the specified forms of acceptable cash equivalents for the balance of the aggregate purchase price.
         (b) Within three business days after the Exercise Date and subject to the receipt of the aggregate purchase price and withholding taxes, to the extent required by the Company, the Company will issue to you the number of shares of T. Rowe Price Group common stock with respect to which the stock option shall be so exercised. Unless and until you request the Company to deliver a share certificate to you, or deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares that you purchased through exercise of the stock option in uncertificated book entry form.

         (c) For purposes of paragraph 3(a), unless determined otherwise by the Committee in accordance with the Plan, the value of shares of T. Rowe Price Group common stock tendered to exercise the stock option will be the last-reported sale price of such shares on The NASDAQ Stock Market on the Exercise Date, or, if the T. Rowe Price Group common stock is not quoted on The NASDAQ Stock Market on the Exercise Date, as otherwise determined by the Committee in accordance with the Plan.
         (d) The Committee may in its discretion place limitations on the extent to which shares of T. Rowe Price Group common stock may be tendered by you as payment of the purchase price pursuant to paragraph 3(a) hereof. There are no provisions in this Agreement for the granting of a replenishment option with respect to any shares of T. Rowe Price Group common stock tendered upon the exercise of the stock option.
         (e) In the sole discretion of the Committee, the Company may in lieu of requiring the exercise of the stock option and the payment of the aggregate purchase price, authorize the payment of cash to you in an amount equal to the market value of shares of T. Rowe Price Group common stock subject to the stock option less the aggregate purchase price in exchange for the cancellation of the stock option.
     4. Termination.
         (a) The stock option, to the extent not earlier exercised or terminated, will terminate and be of no force or effect upon the first occurrence of any one of the following events:
         (i) The expiration date set forth in the Notice;
         (ii) The expiration of 30 days after termination of your Service with the Company, except in the case of your death or retirement with the consent of the Company;
         (iii) The expiration of 13 months after the date of your retirement with the consent of the Company; or
         (iv) The expiration of 13 months after your date of death if you die (i) while you are in the Service of the Company or (ii) within the period of time after your termination of Service due to retirement or otherwise during which you were entitled to exercise the stock option.
         (b) Retirement at your normal retirement date or at an optional retirement date in accordance with the provisions of a retirement plan of the Company under which you are then covered will constitute a retirement with the consent of the Company for the purposes of this Agreement. The Committee has absolute and uncontrolled discretion to determine whether any other termination of your employment is to be considered as retirement with the consent of the Company for the purposes of this Agreement and whether an authorized leave of absence or absence on military or government service or otherwise shall constitute a termination of employment for the purposes of this Agreement. Employment by the Company will be deemed to include employment of you by, and to continue during any period in which you are in the employ of, an Affiliate of the Company. Unless determined otherwise by the Committee, if the Affiliate with which you are employed ceases to be an entity in which the Company maintains a proprietary interest by reason of stock ownership or otherwise, you will be considered to have had a termination of employment for purposes of this Agreement upon such cessation. Any determination made by the Committee with respect to any matter referred to in this paragraph 4 will be final and conclusive on all persons affected thereby.
     5. Non-Guarantee of Employment. Nothing in the Plan or this Agreement shall alter your at-will or other employment status with the Company, nor be construed as a contract of employment between the Company and you, or as a contractual right of you to continue in the employ of the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any portion of the stock option or any other adverse effect on your interests under the Plan.
     6. Assignability. Unless the Committee determines otherwise, you may not transfer this stock option except by will or under the laws of descent and distribution, and only you or your legal representative may exercise this stock option during your lifetime. With the exception of a transfer by will, by the laws of descent and distribution or with express advance consent of the Committee, no assignment or transfer of this stock option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this stock option the same shall terminate and be of no force or effect.
     7. The Company’s Rights. The existence of this stock option will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.
     8. Recapitalization. The shares with respect to which this stock option is granted are shares of the T. Rowe Price Group common stock as constituted on the date of this Agreement, but if, and whenever, prior to the delivery by the Company of all of the shares of T. Rowe Price Group common stock with respect to which this stock option is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of T. Rowe Price Group common stock outstanding, without receiving compensation therefor in money, services or property, then (a) in the event of any increase in the number of such shares outstanding, the number of shares of T. Rowe Price Group common stock then remaining subject to this stock option will be proportionately increased (except that any fraction of a share resulting from any such adjustment will be excluded from the operation of this Agreement), and the cash consideration payable per share will be proportionately reduced, and (b) in the event of a reduction in the number of such shares outstanding, the number of shares of T. Rowe Price Group common stock then remaining subject to this stock option will be proportionately reduced (except that any fractional share resulting from any such adjustment will be excluded from the operation of this Agreement), and the cash consideration payable per share will be proportionately increased.

     9. Merger and Consolidation. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company is the surviving or resulting corporation, you will, at no additional cost, be entitled upon any exercise of this stock option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this stock option shall then be so exercised, the number and class of shares of stock or other securities to which you would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, you had been the holder of record of a number of shares of T. Rowe Price Group common stock equal to the number of shares as to which such stock option shall be so exercised; provided, that anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or upon any merger or consolidation, in which the Company is not the surviving or resulting corporation, this stock option will terminate and be of no force or effect, except to the extent that such surviving or resulting corporation may issue a substituted option.
     10. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken.
     11. No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the shares of T. Rowe Price Group common stock subject to the stock option until such shares have been issued to you upon the due exercise of the stock option. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such shares are issued to you.
     12. Amendments. The Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements granting options to purchase shares of T. Rowe Price Group common stock pursuant to the Plan which are in effect and not wholly exercised at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company will give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.
     13. Notice. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     14. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the stock option, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     15. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the stock option granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the stock option granted hereunder shall be void and ineffective for all purposes.
     16. Non-Qualified Nature of the Option.
           The stock option granted under this Agreement shall not be treated as an incentive stock option within the meaning of Internal Revenue Code section 422.
     17. Withholding of Taxes.
           (a) At the time the stock option is exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the stock option. The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the stock option. If you do not make such payment when requested, the Company may refuse to issue any stock or stock certificate under the Plan until arrangements satisfactory to the Company for such payment have been made.
           (b) The Company may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the stock option either by electing to have the Company withhold from the shares to be issued upon exercise that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value equal to no more than the amount necessary to satisfy the statutory minimum withholding amount due.
     18. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of paragraph 12 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.

     19. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     20. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby.
     21. No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (i) the grant of a stock option is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Committee; (iii) the value of the stock option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of the stock option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) if the underlying stock does not increase in value, this stock option will have no value, nor does the Company guarantee any future value; and (vi) no claim or entitlement to compensation or damages arises if the stock option does not increase in value and you irrevocably release the Company from any such claim that does arise.
     22. Personal Data. For the exclusive purpose of implementing, administering and managing the stock option, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the stock option and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the stock option. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.
     23. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
{Glossary begins on next page}

GLOSSARY
     (a) "Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies, and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
     (b) "Agreement” means the contract consisting of the Notice, the Terms and the Plan.
     (c) "Committee” means the Executive Compensation Committee of the Board of Directors of T. Rowe Price Group, Inc. or such committee or committees appointed by the Board to administer the Plan.
     (d) "Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires.
     (e) "Exercise Date” means the business day upon which you deliver to the Company the Exercise Notice and payment of the aggregate purchase price for the shares specified therein in accordance with the requirements of paragraph 3(a); provided that all of the conditions of the Agreement are satisfied.
     (f) "Exercise Notice” means the written notice, in such form as may be required from time to time by the Committee, specifying the number of shares you desire to purchase under the stock option.
     (g) "Notice” means the Notice of Grant of Stock Options and Option Agreement which correlates with these Terms and sets forth the specifics of the applicable stock option grant.
     (h) "Plan” means the T. Rowe Price Group, Inc. 2004 Stock Incentive Plan.
     (i) "Service” means your employment with the Company or any of its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed is not T. Rowe Price Group, Inc. or an Affiliate of T. Rowe Price Group, Inc.
     (j) "You”; “Your”. You means the recipient of the stock option as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the stock option may be transferred by will or by the laws of descent and distribution or otherwise pursuant to the terms of this Agreement, the words “you” and “your” shall be deemed to include such person.
{end of document}

T. ROWE PRICE GROUP, INC.
[2001] [2004] STOCK INCENTIVE PLAN
STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING THE AWARDS OF RESTRICTED STOCK UNITS
Effective: September 6, 2007

     This Statement of Additional Terms and Conditions Regarding the Awards of Restricted Stock Units (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2001 Stock Incentive Plan (the “Plan”) are incorporated into your award of restricted stock units, the specifics of which are described on the “Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement” (the “Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of restricted stock units. That contract is referred to in this document as the “Agreement.”
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Vesting. All of the restricted stock units are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the restricted stock units. So long as your Service is continuous from the date of award through the applicable date upon which vesting is scheduled to occur, the restricted stock units will vest and become nonforfeitable on the vesting dates set forth in the correlating Notice. Any and all restricted stock units that have not already vested or been previously forfeited will vest and become nonforfeitable upon your death or immediately prior to the Effective Date of a Change of Control of the Company. With the exception of your Service terminating as a result of your death, none of the restricted stock units will become vested or nonforfeitable after your Service ceases.
     3. Termination of Service. If your Service ceases for any reason other than death, all restricted stock units that are not then vested and nonforfeitable will be immediately forfeited to the Company upon such cessation without payment of any consideration.
     4. Restrictions on Transfer. Restricted stock units may not be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, except by will or the laws of descent and distribution, and restricted stock units may not be made subject to execution, attachment or similar process.
     5. Dividend Equivalent Payments. On each dividend payment date for each cash dividend payable with respect to T. Rowe Price Group common stock, the Company will pay to you in cash an amount equal to the product of (a) the per share cash dividend, multiplied by (b) the number of your restricted stock units outstanding on the record date.
     6. Settlement of Units. Your restricted stock units will be settled automatically, via the issuance of T. Rowe Price Group common stock as described herein, when or as soon as practicable, but in all events within 30 days, after they vest and become nonforfeitable. You are not required to make any monetary payment (other than applicable tax withholding, if required) as a condition to settlement of the restricted stock units. The Company will issue to you, in settlement of your restricted stock units, the number of whole shares of T. Rowe Price Group common stock that equals the number of whole restricted stock units that vested, and the vested restricted stock units will cease to be outstanding upon the issuance of those shares. Unless you request the Company to deliver a share certificate to you, or deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the shares in uncertificated book entry form.
     7. Tax Election and Tax Withholding.
         (a) You hereby agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the restricted stock units. The Company shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance or delivery of shares of T. Rowe Price Group common stock) due you the amount of any federal, state, local or foreign taxes required by law to be withheld as a result of the vesting or settlement of the restricted stock units, in whole or in part, or as otherwise may be required by applicable law; provided, however, that the value of the shares of T. Rowe Price Group common stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Company may require you to make a cash payment to the Company equal to the amount required to be withheld. If you do not make such payment when requested, the Company may refuse to issue any T. Rowe Price Group common stock or deliver any stock certificate under this Agreement or otherwise release for transfer any such shares until arrangements satisfactory to the Company for such payment have been made.
         (b) The Company may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the restricted stock units either by electing to have the Company withhold from the shares to be issued upon vesting that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value equal to no more than the amount necessary to satisfy the statutory minimum withholding amount due.

     8. Adjustments for Corporate Transactions and Other Events.
         (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the T. Rowe Price Group common stock, the number of outstanding restricted stock units shall, without further action of the Committee, be adjusted to reflect such event; provided, however, that any fractional restricted stock units resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.
         (b) Merger, Consolidation and Other Events. If the Company shall be the surviving or resulting corporation in any merger or consolidation and the T. Rowe Price Group common stock shall be converted into or exchanged for other securities, the restricted stock units shall pertain to and apply to the securities to which a holder of the number of shares of T. Rowe Price Group common stock subject to the restricted stock units would have been entitled. If the stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) to which a holder of the number of shares of T. Rowe Price Group common stock subject to the restricted stock units would have been entitled, in the same manner and to the same extent as the restricted stock units.
     9. Non-Guarantee of Employment. Nothing in the Plan or this Agreement shall alter your at-will or other employment status with the Company, nor be construed as a contract of employment between the Company and you, or as a contractual right of you to continue in the employ of the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any restricted stock units or any other adverse effect on your interests under the Plan.
     10. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to dividend equivalent payments, neither you nor any other person claiming through you shall have any rights with respect to any shares of T. Rowe Price Group common stock subject to the restricted stock units, including without limitation, any voting rights, unless and until such shares are duly issued and delivered to you.
     11. The Company’s Rights. The existence of the restricted stock units will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     12. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     13. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the restricted stock units, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     14. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the restricted stock units awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the restricted stock units awarded hereunder shall be void and ineffective for all purposes.
     15. Amendment. Except as provided below, the Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding restricted stock units pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. Notwithstanding the first sentence of this Section 15 nor the provisions of Section 7(c)(ii) of the Plan, the Change-of-Control vesting acceleration provision set forth in Section 2 of these Terms may not be altered or amended with respect to your restricted stock units without your consent. The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.
     16. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 15 of these Terms or the 409A savings clause provisions of Section 19 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.

     17. No Funding. This Agreement constitutes an unfunded and unsecured promise by the Company to make payments and issue shares of T. Rowe Price Group common stock in the future in accordance with its terms. You have the status of a general unsecured creditor of the Company as a result of receiving the award of restricted stock units. Any cash payment due under this Agreement with respect to dividend equivalent payments under Section 5 hereof will be paid from the general assets of the Company and nothing in this Agreement will be construed to give you or any other person rights to any specific assets of the Company.
     18. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     19. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby.
     20. Preemption of Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to you, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or you to take any action in connection with the shares then to be issued, the issue of such shares will be deferred until such action shall have been taken.
     21. 409A Savings Clause. This Agreement and the restricted stock units awarded hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the restricted stock units shall be administered, interpreted and construed in a manner consistent with such Code Section. Should any provision of this Agreement or the restricted stock units be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it shall be modified and given effect, in the sole discretion of the Committee and without requiring your consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The preceding provisions shall not be construed as a guarantee by the Company of any particular tax effect of the restricted stock units.
     22. No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (i) the award of restricted stock units is a one-time benefit which does not create any contractual or other right to receive future awards of restricted stock units, or compensation in lieu of restricted stock units, even if restricted stock units have been awarded repeatedly in the past; (ii) all determinations with respect to any such future awards, including, but not limited to, the times when restricted stock units shall be awarded or shall become vested or settled and the number of restricted stock units subject to each award, will be at the sole discretion of the Committee; (iii) the value of the restricted stock units is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of the restricted stock units is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of the restricted stock units ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided this Agreement; (vi) the value of the restricted stock units will change over time and the Company does not guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if the value of the restricted stock units decreases and you irrevocably release the Company from any such claim that does arise.
     23. Personal Data. For the exclusive purpose of implementing, administering and managing the award of restricted stock units, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the award of restricted stock units and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the award of restricted stock units. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office. You understand, however, that refusing or withdrawing your consent may affect your ability to accept an award of restricted stock units.
     24. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
{Glossary begins on next page}

GLOSSARY
     (a) "Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies, and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
     (b) "Agreement” means the contract consisting of the Notice, the Terms and the Plan.
     (c) "Change of Control”. A “Change of Control” shall be deemed to have taken place on the date of the earlier to occur of either of the following events: (i) a third party, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of 25% or more of the Company’s outstanding common stock, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or the persons who were stockholders of the Company immediately before the Transaction shall cease to own at least a majority of the outstanding voting stock of the Company or any successor to the Company.
     (d) "Code” means the Internal Revenue Code of 1986, as amended.
     (e) "Committee” means the Executive Compensation Committee of the Board of Directors of T. Rowe Price Group, Inc. or such committee or committees appointed by the Board to administer the Plan.
     (f) "Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change of Control has occurred, Company shall mean only T. Rowe Price Group, Inc.
     (g) "Effective Date” means the date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs, and if your Service had terminated prior to the date on which the Change of Control occurred, and if it is reasonably demonstrated by you that such termination of Service either was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or otherwise arose in connection with or in anticipation of the Change of Control, then, for all purposes of this Agreement, the term “Effective Date” shall mean the date immediately prior to the date of such termination of Service.
     (h) "Notice” means the Notice of Award of Restricted Stock Units and Restricted Stock Units Agreement which correlates with these Terms and sets forth the specifics of the applicable award of restricted stock units.
     (i) "Plan” means the T. Rowe Price Group, Inc. 2001 Stock Incentive Plan.
     (j) "Service” means your employment with the Company or any of its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed is not T. Rowe Price Group, Inc. or an Affiliate of T. Rowe Price Group, Inc.
     (k) "Terms” mean this Statement of Additional Terms and Conditions Regarding the Awards of Restricted Stock Units.
     (l) "You”; “Your”. You means the recipient of the restricted stock units as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the restricted stock units may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.
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T. ROWE PRICE GROUP, INC.
[2001] [2004] STOCK INCENTIVE PLAN
STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING THE AWARDS OF RESTRICTED STOCK
Effective: September 6, 2007

     This Statement of Additional Terms and Conditions Regarding the Awards of Restricted Stock (the “Terms”) and all of the provisions of the T. Rowe Price Group, Inc. 2001 Stock Incentive Plan (the “Plan”) are incorporated into your award of restricted stock, the specifics of which are described on the “Notice of Award of Restricted Stock and Restricted Stock Agreement” (the "Notice”) that you received. Once the Notice has been executed by you and by an authorized officer or agent of T. Rowe Price Group, Inc., the Terms, the Plan, and the Notice, together, constitute a binding and enforceable contract respecting your award of restricted stock. That contract is referred to in this document as the “Agreement.”
     1. Terminology. Capitalized words used in this document are defined in the Glossary at the end of this document.
     2. Vesting.
         (a) All of the Award Shares are nonvested and forfeitable as of the date of award. For clarity, as used in this Agreement, the term “vest” means the lapse of restrictions on the Award Shares. So long as your Service is continuous from the date of award through the applicable date upon which vesting is scheduled to occur, the Award Shares will vest and become nonforfeitable on the vesting dates set forth in the correlating Notice. Any and all Award Shares that have not already vested or been previously forfeited will vest and become nonforfeitable upon your death. With the exception of your Service terminating as a result of your death, none of the Award Shares will become vested and nonforfeitable after your Service ceases.
         (b) Unless the Committee shall have otherwise determined (within the limits specified in this paragraph) to revoke or to limit, in its sole and conclusive discretion, the acceleration provided for herein, the Award Shares will vest in full and become nonforfeitable immediately following the date on which the Committee no longer may revoke or modify the acceleration contemplated by this paragraph. The Committee’s discretion to revoke or limit the acceleration contemplated by this paragraph may be exercised at any time before or within 20 business days after the Effective Date or the Approval Date, as applicable; provided, however, that such discretion to revoke or limit the acceleration may not be exercised after the persons who were directors of the Company immediately before the Transaction (as defined within the definition of Change of Control) shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company. In the event the Approval Date and an Effective Date arise from substantially identical facts and circumstances (as determined by the Committee in its sole discretion) and unless the Committee shall have determined to limit the effect of this sentence, such 20-day period referred to in the immediately preceding sentence shall commence only once and upon the first to occur of the Approval Date or the Effective Date.
     3. Termination of Service. If your Service ceases for any reason, all Award Shares that are not then vested and nonforfeitable will be immediately forfeited to the Company upon such cessation for no consideration. Upon the request of the Committee, you must deliver to the Company a stock power, endorsed in blank, with respect to any Award Shares that have been forfeited pursuant to this Agreement.
     4. Restrictions on Transfer.
         (a) Until an Award Share becomes vested and nonforfeitable, it may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and may not be made subject to execution, attachment or similar process.
         (b) The Company shall not be required to (i) transfer on its books any Award Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Award Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom Award Shares have been transferred in contravention of this Agreement.
     5. Stock Certificates. You are reflected as the owner of record of the Award Shares as of the date of award on the Company’s books. The Company will hold the share certificates for safekeeping, or otherwise retain the Award Shares in uncertificated book entry form, until the Award Shares become vested and nonforfeitable. Until the Award Shares become vested and nonforfeitable, any share certificates representing such shares will include a legend to the effect that you may not sell, assign, transfer, pledge, or hypothecate the Award Shares. Unless you request the Company to deliver a share certificate to you, or deliver shares electronically or in certificate form to your designated broker, bank or nominee on your behalf, the Company will retain the Award Shares in uncertificated book entry form after they become vested. All regular cash dividends payable on the Award Shares will be paid directly to you on the dividend payment date regardless of the vested or nonvested status of the Award Shares.

     6. Tax Election and Tax Withholding.
         (a) You hereby agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the award or vesting of the Award Shares. The Company shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance or delivery of shares of T. Rowe Price Group common stock) due you the amount of any federal, state, local or foreign taxes required by law to be withheld as a result of the award or vesting of the Award Shares in whole or in part; provided, however, that the value of the shares of T. Rowe Price Group common stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Company may require you to make a cash payment to the Company equal to the amount required to be withheld. If you do not make such payment when requested, the Company may refuse to issue any stock certificate under this Agreement or otherwise release for transfer any such shares until arrangements satisfactory to the Company for such payment have been made.
         (b) The Company may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Award Shares either by electing to have the Company withhold from the shares to be released upon vesting that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value equal to no more than the amount necessary to satisfy the statutory minimum withholding amount due.
         (c) You hereby acknowledge that you have been advised by the Company to seek independent tax advice from your own advisors regarding the availability and advisability of making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and that any such election, if made, must be made within 30 days of the date of award. You expressly acknowledge that you are solely responsible for filing any such Section 83(b) election with the appropriate governmental authorities, irrespective of the fact that such election is also delivered to the Company.
     7. Adjustments for Corporate Transactions and Other Events.
         (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the T. Rowe Price Group common stock, the number of Award Shares and the number of such Award Shares that are nonvested and forfeitable shall, without further action of the Committee, be adjusted to reflect such event. The Committee may make adjustments, in its discretion, to address the treatment of fractional shares with respect to the Award Shares as a result of the stock dividend, stock split or reverse stock split. Adjustments under this paragraph will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional Award Shares will result from any such adjustments.
         (b) Binding Nature of Agreement. The terms and conditions of this Agreement shall apply with equal force to any additional and/or substitute securities received by you in exchange for, or by virtue of your ownership of, the Award Shares, whether as a result of any spin-off, stock split-up, stock dividend, stock distribution, other reclassification of the T. Rowe Price Group common stock, or similar event, except as otherwise determined by the Committee. If the Award Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity, or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) received upon such conversion, exchange or distribution in the same manner and to the same extent as the Award Shares.
     8. Non-Guarantee of Employment. Nothing in the Plan or this Agreement shall alter your at-will or other employment status with the Company, nor be construed as a contract of employment between the Company and you, or as a contractual right of you to continue in the employ of the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any Award Shares or any other adverse effect on your interests under the Plan.
     9. Rights as Stockholder. Except as otherwise provided in this Agreement with respect to the nonvested and forfeitable Award Shares, you are entitled to all rights of a stockholder of the Company, including the right to vote the Award Shares and receive dividends and/or other distributions declared on the Award Shares.
     10. The Company’s Rights. The existence of the Award Shares will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the T. Rowe Price Group common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     11. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to you at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Payroll and Stock Transaction Group in the CFO-Finance Department at the Company’s principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     12. Electronic Delivery of Documents. The Company may electronically deliver, via e-mail or posting on the Company’s website, these Terms, information with respect to the Plan or the Award Shares, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.

     13. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Award Shares awarded hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of the Notice correlating to these Terms with respect to the Award Shares awarded hereunder shall be void and ineffective for all purposes.
     14. Amendment. Except as provided below, the Committee shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements awarding restricted shares of T. Rowe Price Group common stock pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to you of any such alteration or amendment of this Agreement by the Committee as promptly as practical after the adoption thereof. . The foregoing shall not restrict the ability of you and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Committee.
     15. Conformity with Plan. These Terms are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan. Except as may be necessary to give effect to the amendment provisions of Section 14 of these Terms, any inconsistencies between these Terms and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in these Terms or any matters as to which these Terms are silent, the Plan shall govern. A copy of the Plan is available at https://www2.troweprice.com/options or in hard copy upon request to the Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office or by telephone, at extension 7716.
     16. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Committee relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include Baltimore, Maryland, and you hereby agree and submit to the personal jurisdiction and venue thereof.
     17. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby.
     18. No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (i) the award of Award Shares is a one-time benefit which does not create any contractual or other right to receive future awards of Award Shares, or compensation in lieu of Award Shares, even if Award Shares have been awarded repeatedly in the past; (ii) all determinations with respect to any such future awards, including, but not limited to, the times when Award Shares shall be awarded or shall become vested and the number of Award Shares subject to each award, will be at the sole discretion of the Committee; (iii) the value of the Award Shares is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of the Award Shares is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of the Award Shares ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided this Agreement; (vi) the value of the Award Shares will change over time and the Company does not guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if the value of the Award Shares decreases and you irrevocably release the Company from any such claim that does arise.
     19. Personal Data. For the exclusive purpose of implementing, administering and managing the award of Award Shares, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the award of Award Shares and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the award of Award Shares. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Payroll and Stock Transaction Group in the CFO-Finance Department at BA-0372 in the Baltimore office. You understand, however, that refusing or withdrawing your consent may affect your ability to accept an award of Award Shares.
     20. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
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GLOSSARY
     (a) "Affiliate” means any entity, whether now or hereafter existing, in which the Company has a proprietary interest by reason of stock ownership or otherwise (including, but not limited to, joint ventures, limited liability companies, and partnerships) or any entity that provides services to the Company or a subsidiary or affiliated entity of the Company.
     (b) "Agreement” means the contract consisting of the Notice, the Terms and the Plan.
     (c) "Approval Date” means the date of the approval of the Company’s Board of Directors of an agreement providing for an exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the assets of the Company, or any combination of the foregoing transactions as a result of the consummation of which the persons who were directors of the Company immediately before the transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or the persons who were stockholders of the Company immediately before the Approval Date will own less than a majority of the outstanding voting stock of the Company or any successor to the Company.
     (d) "Award Shares” means the shares of T. Rowe Price Group common stock awarded to you as set forth on the Notice.
     (e) "Change of Control”. A “Change of Control” shall be deemed to have taken place on the date of the earlier to occur of either of the following events: (i) a third party, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of 25% or more of the Company’s outstanding common stock, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or the persons who were stockholders of the Company immediately before the Transaction shall cease to own at least a majority of the outstanding voting stock of the Company or any successor to the Company.
     (f) "Committee” means the Executive Compensation Committee of the Board of Directors of T. Rowe Price Group, Inc. or such committee or committees appointed by the Board to administer the Plan.
     (g) "Company” means T. Rowe Price Group, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change of Control has occurred, Company shall mean only T. Rowe Price Group, Inc.
     (h) "Effective Date” means the date on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs, and if your Service had terminated prior to the date on which the Change of Control occurred, and if it is reasonably demonstrated by you that such termination of Service either was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or otherwise arose in connection with or in anticipation of the Change of Control, then, for all purposes of this Agreement, the term “Effective Date” shall mean the date immediately prior to the date of such termination of Service.
     (i) "Notice” means the Notice of Award of Restricted Stock and Restricted Stock Agreement which correlates with these Terms and sets forth the specifics of the applicable restricted stock award.
     (j) "Plan” means the T. Rowe Price Group, Inc. 2001 Stock Incentive Plan.
     (k) "Service” means your employment with the Company or any of its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed is not T. Rowe Price Group, Inc. or an Affiliate of T. Rowe Price Group, Inc.
     (l) "You”; “Your”. You means the recipient of the Award Shares as reflected in the Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, or beneficiary to whom the Award Shares may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.
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